    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 20, 1998


                                                      REGISTRATION NO. 333-40809
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                            ------------------------

                             AMENDMENT NO. 2 TO THE

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                  KENNAMETAL INC.                                     KENNAMETAL FINANCING I
   (Exact Name of Registrant as Specified in its          (Exact Name of Registrant as Specified in its
                       Charter)                                              Charter)
                     25-0900168                                             52-2064104
      (I.R.S. Employer Identification Number)                (I.R.S. Employer Identification Number)
                    PENNSYLVANIA                                             DELAWARE
              (State of Incorporation)                               (State of Incorporation)
                                                                       c/o Kennametal Inc.
   Route 981 South at Westmoreland County Airport         Route 981 South at Westmoreland County Airport
                 Latrobe, PA 15650                                      Latrobe, PA 15650
                   (412) 539-5000                                         (412) 539-5000
(Address, including zip code, and telephone number,    (Address, including zip code, and telephone number,
   including area code, of registrant's principal         including area code, of registrant's principal
                 executive offices)                                     executive offices)

                            ------------------------
                                 DAVID T. COFER
                 VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
                                KENNAMETAL INC.
                 ROUTE 981 SOUTH AT WESTMORELAND COUNTY AIRPORT
                               LATROBE, PA 15650
                                 (412) 539-5000
 (Name, address, including zip code, and telephone number, including area code, of agent for service for each Registrant)
                            ------------------------
                                   COPIES TO:

             LEWIS U. DAVIS, JR., ESQ.                              VINCENT PAGANO, JR., ESQ.
    BUCHANAN INGERSOLL PROFESSIONAL CORPORATION                        RISE B. NORMAN, ESQ.
           20TH FLOOR, ONE OXFORD CENTRE                            SIMPSON THACHER & BARTLETT
                  301 GRANT STREET                                     425 LEXINGTON AVENUE
                PITTSBURGH, PA 15219                                    NEW YORK, NY 10017
                   (412) 562-8800                                         (212) 455-2000

     Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
================================================================================

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following table sets forth the expenses incurred in connection with the sale and distribution of the securities being registered which will be paid solely by the Company. All the amounts shown are estimates, except the Commission registration fee and the listing fee.

    Commission Registration Fee.............................................   $  424,242
    NYSE Listing Fee........................................................       41,513
    Blue Sky Fees and Expenses..............................................       10,000
    Transfer Agent, Trustee and Registrar Fees and Expenses.................      120,000
    Accounting Fees and Expenses............................................      425,000
    Legal Fees and Expenses.................................................      700,000
    Printing and Engraving Expenses.........................................      750,000
    Rating Agency Fees......................................................      600,000
    Miscellaneous Expenses..................................................      579,245
                                                                               ----------
         Total..............................................................   $3,650,000
                                                                                =========

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Subchapter D of Chapter 17 of the Pennsylvania Business Corporation Law (the "PBCL") provides in general that a corporation may indemnify any person, including its directors, officers and employees who was or is a party or is threatened to be made a party to any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative (including actions by or in the right of the corporation) by reason of the fact that he or she is or was a representative of or serving at the request of the corporation, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with the action or proceedings if he or she is determined by the board of directors, or in certain circumstances by independent legal counsel to the shareholders, to have acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal proceeding, had no reason to believe his conduct was unlawful. In the case of actions by or in the right of the corporation, indemnification is not permitted in respect of any claim, issue or matter as to which the person has been adjudged to be liable to the corporation except to the extent a court determines that the person is fairly and reasonably entitled to indemnification. In any case, to the extent that the person has been successful on the merits or otherwise in defense of any claim, issue or matter, he or she shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him or her in connection therewith. Subchapter D also provides that the indemnification permitted or required by Subchapter D is not exclusive of any other rights to which a person seeking indemnification may be entitled.

     The Company's By-Laws provide that except as prohibited by law, every director and officer of the Company is entitled to be indemnified by the Company against reasonable expenses and any liability paid or incurred by such person in connection with any actual or threatened claim, action, suit or proceeding, civil, criminal, administrative, investigative or other in which he or she may be involved by reason of being or having been a Director or Officer of the Company or by reason that such person is or was serving at the request of the Company as a director, officer, employee, fiduciary or other representative of another corporation, partnership, joint venture, trust, employee benefit plan or other entity. Such indemnification includes the right to have expenses incurred paid in advance by the Company prior to final disposition, subject to such conditions as may be prescribed by law. Persons who are not directors or officers of the Company may be similarly indemnified in respect of service to the Company or to another such entity at the request of the Company, to the extent the Board of Directors designates. Expenses included fees and expenses of counsel selected by such person, and liability includes amount of judgments, excise taxes, fines and penalties, and amounts paid in settlement. Indemnification pursuant to this provision of the Company's By-laws is not permitted in any case in which the act or failure to act giving rise to the claim for indemnification is determined by a court to have constituted willful misconduct or recklessness. There may be other circumstances where indemnification may not be permitted as a matter of public policy.

     The By-Laws of the Company also provide that to the fullest extent that the laws of the Commonwealth of Pennsylvania, as now in effect or as hereafter amended, permit elimination of limitation of the liability of directors, no director of the Company shall be personally liable for monetary damages as such for any action taken, or any failure to take any action, as a director. Under
Section 1713 of the PBCL, the personal liability of a director may not be eliminated or limited if: (1) the director has breached or failed to perform the duties of his office under Subchapter B of Chapter 17 of the PBCL (relating to the fiduciary duties of directors); and (2) the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness. Furthermore, this limitation to the personal liability of directors of the Company does not apply to (1) the responsibility or liability of a director pursuant to any criminal statute; or (2) the liability of a director for the payment of taxes pursuant to local, state or federal law.

     The Company purchases director and officer liability insurance covering its directors and officers with respect to liability which they may incur in connection with their serving as such. Under the insurance, the Company will receive reimbursement for amounts as to which the directors and officers are indemnified under the Company's By-Laws. The insurance may also provide certain additional coverage for the directors and officers against certain liability even though such liability is not subject to indemnification under the Company's By-Laws.


     The Agreement of Trust, as amended (the "Declaration") for Kennametal Financing I (the "Trust"), provides that no Institutional Trustee or any of its Affiliates, Delaware Trustee or any of its Affiliates, or any officer, director, shareholder, member, partner, employee, representative, custodian, nominee or agent of the Institutional Trustee or the Delaware Trustee (each a "Fiduciary Indemnified Person"), and no Regular Trustee, Affiliate of any Regular Trustee, or any officer, director, shareholder, member, partner, employee, representative or agent of any Regular Trustee or any Affiliate thereof, or any employee or agent of the Trust or any of its Affiliates (each a "Company Indemnified Person") shall be liable, responsible or accountable in damages or otherwise to the Trust, or any officer, director, shareholder, partner, member, representative, employee or agent of the Trust or its Affiliates, or to any holder of Preferred Securities, for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Fiduciary Indemnified Person or Company Indemnified Person in good faith on behalf of the Trust and in a manner such Fiduciary Indemnified Person or Company Indemnified Person reasonably believed to be within the scope of the authority conferred on such Fiduciary Indemnified Person or Company Indemnified Person by such Declaration or by law, except that a Fiduciary Indemnified Person or Company Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Fiduciary Indemnified Person's or Company Indemnified Person's gross negligence or willful misconduct with respect to such acts or omissions.



     The Declaration for the Trust also provides that to the full extent permitted by law, the Company shall indemnify any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust), by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The Declaration also provides that to the full extent permitted by law, the Company shall indemnify any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that such person is or was a Company Indemnified Person, against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Trust, and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust, unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper. The Declaration further provides that expenses (including attorneys' fees) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in the immediately preceding two sentences shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount, if it shall ultimately be determined that such person is not entitled to be indemnified by the Company as authorized in the Declaration.



     The Declaration also provides that the Company shall indemnify each Fiduciary Indemnified Person against any loss, liability or expense incurred without gross negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust under the Trust, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties thereunder.


ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

  (a) Exhibits


EXHIBIT
NUMBER             DESCRIPTION OF EXHIBIT                           REFERENCE
------    ----------------------------------------   ----------------------------------------
  1.1     Form of U.S. Purchase Agreement for the    Filed herewith
          Common Stock Offering
  1.2     Form of International Purchase Agreement   Filed herewith
          for the Common Stock Offering
  1.3     Form of Purchase Agreement for the         Filed herewith
          FELINE PRIDES Offering
  1.4     Form of Purchase Agreement for the         Filed herewith
          Senior Debt Securities Offering
  2.1     Agreement and Plan of Merger dated as of   Incorporated by reference to Exhibit
          October 10, 1997                           (c)(1) to the Company's Schedule 14D-1
                                                     dated October 17, 1997, as amended.
  3.1     Amended and Restated Articles of           Incorporated by reference to Exhibit 3.1
          Incorporation of Kennametal, as amended    of the Company's September 30, 1994 Form
                                                     10-Q.
  3.2     By-Laws of Kennametal                      Incorporated by reference to Exhibit 3.1
                                                     of the Company's March 31, 1991 Form
                                                     10-Q.
  4.1     Rights Agreement dated October 25, 1990    Incorporated by reference to Exhibit 4
                                                     of the Company's Form 8-K dated October
                                                     23, 1990.
  4.2     Form of Purchase Contact Agreement         Filed herewith
          (including as Exhibit A the form of the
          Income PRIDES and as Exhibit B the form
          of the Growth PRIDES)
  4.3     Form of Pledge Agreement                   Filed herewith
  4.4     Certificate of Trust of Kennametal
          Financing I*
  4.5     Agreement of Trust of Kennametal           Filed herewith
          Financing I
  4.6     Form of Amended and Restated Agreement     Filed herewith
          of Trust of Kennametal Financing I
          (including as Exhibit A-1 the form of
          Preferred Security Certificate)

EXHIBIT
NUMBER             DESCRIPTION OF EXHIBIT                           REFERENCE
------    ----------------------------------------   ----------------------------------------
  4.7     Form of Indenture between Kennametal and   Filed herewith
          The First National Bank of Chicago, as
          Trustee
  4.8     Form of First Supplemental Indenture       Filed herewith
          between Kennametal and The First
          National Bank of Chicago, as Trustee
          (including the form of Debentures of
          Kennametal to be issued to the Trust)
  4.9     Form of Preferred Securities Guarantee     Filed herewith
          Agreement in respect of Kennametal
          Financing I, with respect to the Trust
          Preferred Securities
 4.10     Form of Remarketing Agreement (including   Filed herewith
          as Exhibit A the form of Remarketing
          Underwriting Agreement)
 4.11     Form of Second Supplemental Indenture      Filed herewith
          between Kennametal and The First
          National Bank of Chicago, as Trustee of
          the Debt Securities
 4.12     Form of Senior Notes due 2001              Filed herewith
 4.13     Form of Senior Notes due 2008              Filed herewith
 4.14     Form of Senior Debentures due 2028         Filed herewith
  5.1     Opinion of Buchanan Ingersoll              Filed herewith
          Professional Corporation
  5.2     Opinion of Skadden, Arps, Slate Meagher    Filed herewith
          & Flom, LLP, special Delaware counsel to
          the Trust
 10.1     Credit Agreement dated as of November      Incorporated by reference to Exhibit
          17, 1997                                   (b)(2) to the Company's Schedule 14D-1
                                                     dated October 17, 1997, as amended.
 10.2     Guaranty and Suretyship Agreement dated    Incorporated by reference to Exhibit
          as of November 17, 1997, as supplemented   (b)(3) of the Company's Schedule 14D-1,
          by the Additional Subsidiary Guarantor     as amended, and Exhibit 10.2 of
          Supplement dated as of November 18, 1997   Greenfield's Current Report on Form 8-K
                                                     dated November 17, 1997, respectively.
 10.3     Borrower Pledge Agreement dated as of      Incorporated by reference to Exhibit
          November 17, 1997, as supplemented by      (b)(4) of the Company's Schedule 14D-1,
          the Additional Designated Collateral       as amended, and Exhibit 10.5 of
          Supplement dated as of November 18, 1997   Greenfield's Current Report on Form 8-K
                                                     dated November 17, 1997, respectively.
 10.4     Subsidiary Pledge Agreement dated as of    Incorporated by reference to Exhibit
          November 18, 1997                          10.3 of Greenfield's current Report on
                                                     Form 8-K dated November 17, 1997.
 12.1     Computation of Ratio of Earnings to
          Fixed Charges*
 23.1     Consent of Arthur Andersen LLP*
 23.2     Consent of Buchanan Ingersoll
          Professional Corporation**

EXHIBIT
NUMBER             DESCRIPTION OF EXHIBIT                           REFERENCE
------    ----------------------------------------   ----------------------------------------
 23.3     Consent of Price Waterhouse LLP*
 23.4     Consent of Skadden, Arps, Slate Meagher
          & Flom, LLP**
   24     Powers of Attorney (included as part of
          the prior signature pages hereof)*
 25.1     Form T-1 Statement of Eligibility of The   Filed herewith
          First National Bank of Chicago, as
          Institutional Trustee under the
          Agreement of Trust
 25.2     Form T-1 Statement of Eligibility of The   Filed herewith
          First National Bank of Chicago, as
          Guarantee Trustee under the Guarantee
          for Kennametal Financing I, and as
          Trustee under the Indenture


---------


 *--previously filed


**--included in their opinion filed as Exhibit 5


ITEM 17. UNDERTAKINGS

     (A) RULE 415 OFFERING.

     The undersigned registrants hereby undertake:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

             (i) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (B) FILINGS INCORPORATING SUBSEQUENT EXCHANGE ACT DOCUMENTS BY REFERENCE.

     The undersigned Registrants hereby undertake that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Company's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (C) EQUITY OFFERINGS OF NONREPORTING REGISTRANT.

     Kennametal Financing I hereby undertakes to provide to the underwriters at the closing specified in the underwriting agreements certificates in such denominations and registered in such names as required by the underwriters to permit prompt delivery to each purchaser.

     (H) REQUEST FOR ACCELERATION OF EFFECTIVE DATE.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrants pursuant to the foregoing provisions, or otherwise, the Registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrants of expenses incurred or paid by a director, officer or controlling person of the Registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by a final adjudication of such issue.

     (I) REGISTRATION STATEMENTS PERMITTED BY RULE 430A.

     The undersigned Registrants hereby undertake that:

          (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

          (2) For the purpose of determining liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (J) TRUST INDENTURE APPLICATION.

     The undersigned Registrants hereby undertake to file an application for the purpose of determining the eligibility of the trustee to act under subsection
(a) of section 310 of the Trust Indenture Act ("Act") in accordance with the rules and regulations prescribed by the Commission under section 305(b)(2) of the Act.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, Kennametal Inc. certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in Latrobe, Pennsylvania, on this 20th day of January, 1998.


                                          KENNAMETAL INC.

                                          By: /s/ DAVID T. COFER

                                            ------------------------------------
                                                       David T. Cofer
                                               Vice President, Secretary and
                                                     General Counsel


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to this Registration Statement has been signed by the following person in the capacity indicated on this 20th day of January, 1998.



             SIGNATURES                               TITLES                        DATES
------------------------------------   ------------------------------------   ------------------

*                                      Chairman of the Board
------------------------------------
William R. Newlin

*                                      President and Director (Principal
------------------------------------   Executive Officer)
Robert L. McGeehan

*                                      Vice President, Controller and Chief
------------------------------------   Accounting Officer (Principal
James R. Breisinger                    Accounting Officer)
*                                      Vice President, Chief Financial and
------------------------------------   Administrative Officer (Principal
Richard J. Orwig                       Financial Officer)
*                                      Director
------------------------------------
Richard C. Alberding

*                                      Director
------------------------------------
Peter B. Bartlett

             SIGNATURES                               TITLES                        DATES
------------------------------------   ------------------------------------   ------------------
*                                                    Director
------------------------------------
A. Peter Held
*                                                    Director
------------------------------------
Warren H. Hollinshead
*                                                    Director
------------------------------------
Aloysius T. McLaughlin, Jr.

*                                                    Director
------------------------------------
Larry Yost
*By: /s/ DAVID T. COFER
------------------------------------
     Attorney-in-fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, Kennametal Financing I certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in Latrobe, Pennsylvania, on this 20th day of January, 1998.


                                          KENNAMETAL FINANCING I

                                          BY: KENNAMETAL INC., as Depositor

                                          By: /s/ DAVID T. COFER
                                            ------------------------------------
                                            Name: David T. Cofer
                                            Title: Vice President, Secretary
                                               and General Counsel

                                 EXHIBIT INDEX


EXHIBIT
NUMBER             DESCRIPTION OF EXHIBIT                           REFERENCE
------    ----------------------------------------   ----------------------------------------

  1.1     Form of U.S. Purchase Agreement for the    Filed herewith
          Common Stock Offering
  1.2     Form of International Purchase Agreement   Filed herewith
          for the Common Stock Offering
  1.3     Form of Purchase Agreement for the         Filed herewith
          FELINE PRIDES Offering
  1.4     Form of Purchase Agreement for the         Filed herewith
          Senior Debt Securities Offering
  2.1     Agreement and Plan of Merger dated as of   Incorporated by reference to Exhibit
          October 10, 1997                           (c)(1) to the Company's Schedule 14D-1
                                                     dated October 17, 1997, as amended.
  3.1     Amended and Restated Articles of           Incorporated by reference to Exhibit 3.1
          Incorporation of Kennametal, as amended    of the Company's September 30, 1994 Form
                                                     10-Q.
  3.2     By-Laws of Kennametal                      Incorporated by reference to Exhibit 3.1
                                                     of the Company's March 31, 1991 Form
                                                     10-Q.
  4.1     Rights Agreement dated October 25, 1990    Incorporated by reference to Exhibit 4
                                                     of the Company's Form 8-K dated October
                                                     23, 1990.
  4.2     Form of Purchase Contract Agreement        Filed herewith
          (including as Exhibit A the form of the
          Income PRIDES and as Exhibit B the form
          of the Growth PRIDES)
  4.3     Form of Pledge Agreement                   Filed herewith
  4.4     Certificate of Trust of Kennametal
          Financing I*
  4.5     Agreement of Trust of Kennametal           Filed herewith
          Financing I
  4.6     Form of Amended and Restated Agreement     Filed herewith
          of Trust of Kennametal Financing I
          (including as Exhibit A-1 the form of
          Preferred Security Certificate)
  4.7     Form of Indenture between Kennametal and   Filed herewith
          The First National Bank of Chicago, as
          Trustee
  4.8     Form of First Supplemental Indenture       Filed herewith
          between Kennametal and The First
          National Bank of Chicago, as Trustee
          (including the form of Debentures of
          Kennametal to be issued to the Trust)
  4.9     Form of Preferred Securities Guarantee     Filed herewith
          Agreement in respect of Kennametal
          Financing I, with respect to the Trust
          Preferred Securities
 4.10     Form of Remarketing Agreement (including   Filed herewith
          as Exhibit A the form of Remarketing
          Underwriting Agreement)
 4.11     Form of Second Supplemental Indenture      Filed herewith
          between Kennametal and The First
          National Bank of Chicago, as Trustee of
          the Debt Securities
 4.12     Form of Senior Notes due 2001              Filed herewith
 4.13     Form of Senior Notes due 2008              Filed herewith

EXHIBIT
NUMBER             DESCRIPTION OF EXHIBIT                           REFERENCE
------    ----------------------------------------   ----------------------------------------
 4.14     Form of Senior Debentures due 2028         Filed herewith
  5.1     Opinion of Buchanan Ingersoll              Filed herewith
          Professional Corporation
  5.2     Opinion of Skadden, Arps, Slate Meagher    Filed herewith
          & Flom, LLP, special Delaware counsel to
          the Trust
 10.1     Credit Agreement dated as of November      Incorporated by reference to Exhibit
          17, 1997                                   (b)(2) to the Company's Schedule 14D-1
                                                     dated October 17, 1997, as amended.
 10.2     Guaranty and Suretyship Agreement dated    Incorporated by reference to Exhibit
          as of November 17, 1997, as supplemented   (b)(3) of the Company's Schedule 14D-1,
          by the Additional Subsidiary Guarantor     as amended, and Exhibit 10.2 of
          Supplement dated as of November 18, 1997   Greenfield's Current Report on Form 8-K
                                                     dated November 17, 1997, respectively.
 10.3     Borrower Pledge Agreement dated as of      Incorporated by reference to Exhibit
          November 17, 1997, as supplemented by      (b)(4) of the Company's Schedule 14D-1,
          the Additional Designated Collateral       as amended, and Exhibit 10.5 of
          Supplement dated as of November 18, 1997   Greenfield's Current Report on Form 8-K
                                                     dated November 17, 1997, respectively.
 10.4     Subsidiary Pledge Agreement dated as of    Incorporated by reference to Exhibit
          November 18, 1997                          10.3 of Greenfield's current Report on
                                                     Form 8-K dated November 17, 1997.
 12.1     Computation of Ratio of Earnings to
          Fixed Charges*
 23.1     Consent of Arthur Andersen LLP*
 23.2     Consent of Buchanan Ingersoll
          Professional Corporation**
 23.3     Consent of Price Waterhouse LLP*
 23.4     Consent of Skadden, Arps, Slate Meagher
          & Flom, LLP**
   24     Powers of Attorney (included as part of
          the prior signature page hereof)*
 25.1     Form T-1 Statement of Eligibility of The   Filed herewith
          First National Bank of Chicago, as
          Institutional Trustee under the
          Agreement of Trust
 25.2     Form T-1 Statement of Eligibility of The   Filed herewith
          First National Bank of Chicago, as
          Guarantee Trustee under the Guarantee
          for Kennametal Financing I, and as
          Trustee under the Indenture


---------


 *--previously filed


**--included in their opinion filed as Exhibit 5